EXHIBIT 99.1

Hewlett-Packard Company 3000 Hanover Street Palo Alto, CA 94304 hp.com

News Release
HP Reports Fiscal 2015 Third Quarter Results

Editorial contacts Kate Holderness, HP +1 650 236 1024 corpmediarelations@hp.com HP Investor Relations investor.relations@hp.com www.hp.com/go/newsroom	●	Third quarter net revenue of $25.3 billion
	●	Third quarter non-GAAP diluted net earnings per share of $0.88, versus the previously provided outlook of $0.83 to $0.87 per share
	●	Third quarter GAAP diluted net earnings per share of $0.47, versus the previously provided outlook of $0.50 to $0.54 per share
	●	Third quarter cash flow from operations of $1.7 billion
	●	Returned $670 million to shareholders in the form of share repurchases and dividends in the third quarter

HP fiscal 2015 third quarter financial performance
	Q3 FY15	Q3 FY14	Y/Y
GAAP net revenue ($B)	$25.3	$27.6	(8%)
GAAP operating margin	4.8%	5.3%	(0.5 pts.)	.
GAAP net earnings ($B)	$0.9	$1.0	(13%)
GAAP diluted net earnings per share	$0.47	$0.52	(10%)
Non-GAAP operating margin	8.6%	8.5%	0.1 pts.	.
Non-GAAP net earnings ($B)	$1.6	$1.7	(6%)
Non-GAAP diluted net earnings per share	$0.88	$0.89	(1%)
Cash flow from operations ($B)	$1.7	$3.6	(54%)

Information about HP’s use of non-GAAP financial information is provided under “Use of non-GAAP financial information” below.

PALO ALTO, Calif., August 20, 2015 — HP today announced financial results for its fiscal 2015 third quarter ended July 31, 2015.

Third quarter net revenue of $25.3 billion was down 8% from the prior-year period and down 2% on a constant currency basis.

Third quarter GAAP diluted net earnings per share (EPS) was $0.47, down from $0.52 in the prior-year period and below its previously provided outlook of $0.50 to $0.54. Third quarter non-GAAP diluted net EPS was $0.88, down from to $0.89 in the prior-year period and above its previously provided outlook of $0.83 to $0.87. Third quarter non-GAAP net earnings and non-GAAP diluted net EPS exclude after-tax costs of $750 million and $0.41 per diluted share, respectively, related to separation costs, the amortization of intangible assets, impairment of data center assets, defined benefit plan settlement charges, acquisition-related charges and restructuring charges.

Separation update
On July 1, Hewlett Packard Enterprise filed an initial Registration Statement on Form 10 with the Securities and Exchange Commission (SEC), an important step in the separation process. The filing provides detailed information on the business and historical financial results of Hewlett Packard Enterprise. On August 10, HP filed the first amendment to the Form 10, which included the pro forma cash and debt levels for Hewlett Packard Enterprise.

With the Hewlett Packard Enterprise capital structure determined, credit ratings agencies published expected investment grade ratings for both Hewlett Packard Enterprise and HP Inc., which is in line with our objectives.

On August 12, HP introduced the expected members of the boards of directors for both Hewlett Packard Enterprise and HP Inc., effective upon the completion of the separation. Each board will include members of the current HP board, as well as several new directors chosen after a comprehensive review of personal and professional qualifications as they relate to the specific needs of the two new companies.

“HP delivered results in the third quarter that reflect very strong performance in our Enterprise Group and substantial progress in turning around Enterprise Services,” said Meg Whitman, chairman, president and chief executive officer, HP. “I am very pleased that we have continued to deliver the results we said we would, while remaining on track to execute one of the largest and most complex separations ever undertaken.”

Outlook
For the fiscal 2015 fourth quarter, HP estimates non-GAAP diluted net EPS to be in the range of $0.92 to $0.98 and GAAP diluted net EPS to be in the range of $0.12 to $0.18. Fiscal 2015 fourth quarter non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $0.80 per share, related to separation costs, the amortization of intangible assets, restructuring charges, defined benefit plan settlement charges and acquisition-related charges.

For fiscal 2015, HP estimates non-GAAP diluted net EPS to be in the range of $3.59 to $3.65 and GAAP diluted net EPS to be in the range of $1.87 to $1.93. Fiscal 2015 non-GAAP diluted net EPS estimates exclude after-tax costs of approximately $1.72 per share, related to separation costs, the amortization of intangible assets, restructuring charges, defined benefit plan settlement charges, impairment of data center assets and acquisition-related charges.

Asset management

HP generated $1.7 billion in cash flow from operations in the third quarter, down 54% from the prior-year period. Inventory ended the quarter at $6.7 billion, up 4 days year over year to 31 days. Accounts receivable ended the quarter at $12.8 billion, down 1 day year over year to 45 days. Accounts payable ended the quarter at $15.5 billion, up 7 days year over year to 72 days. HP’s dividend payment of $0.176 per share in the third quarter resulted in cash usage of $318 million. HP also utilized $352 million of cash during the quarter to repurchase approximately 11.0 million shares of common stock in the open market. HP exited the quarter with $17.4 billion in gross cash, where gross cash includes cash and cash equivalents, short-term investments and certain long-term investments.

Fiscal 2015 third quarter segment results

•
Personal Systems revenue was down 13% year over year with a 3.0% operating margin. Commercial revenue decreased 9% and Consumer revenue decreased 22%. Total units were down 11% with Notebooks units down 3% and Desktops units down 20%.

•
Printing revenue was down 9% year over year with a 17.8% operating margin. Total hardware units were down 2% with Commercial hardware units down 6% and Consumer hardware units flat. Supplies revenue was down 6%.

•
Enterprise Group revenue was up 2% year over year with a 13.0% operating margin. Industry Standard Servers revenue was up 8%, Storage revenue was down 2%, Business Critical Systems revenue was down 21%, Networking revenue was up 22% and Technology Services revenue was down 9%.

•
Enterprise Services revenue was down 11% year over year with a 6.0% operating margin. Infrastructure Technology Outsourcing revenue was down 13%, and Application and Business Services revenue declined 7%.

• Software revenue was down 6% year over year with a 20.6% operating margin. License revenue was down 11%, support revenue was down 3%, professional services revenue was down 8% and software-as-a-service (SaaS) revenue was down 4%.
• HP Financial Services revenue was down 6% year over year with a 2% decrease in net portfolio assets and a 2% decrease in financing volume. The business delivered an operating margin of 10.8%.

More information on HP’s earnings, including additional financial analysis and an earnings overview presentation, is available on HP’s Investor Relations website at http://www.hp.com/investor/home.

HP’s FY15 Q3 earnings conference call is accessible via an audio webcast at http://www.hp.com/investor/2015Q3Webcast.

About HP
HP creates new possibilities for technology to have a meaningful impact on people, businesses, governments and society. With the broadest technology portfolio spanning printing, personal systems, software, services and IT infrastructure, HP delivers solutions for customers’ most complex challenges in every region of the world. More information about HP (NYSE: HPQ) is available at http://www.hp.com.

Use of non-GAAP financial information
To supplement HP’s consolidated condensed financial statements presented on a generally accepted accounting principles (GAAP) basis, HP provides revenue on a constant currency basis, as well as non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash financial measures. HP also provides forecasts of non-GAAP diluted net earnings per share. A reconciliation of the adjustments to GAAP results for this quarter and prior periods is included in the tables below or elsewhere in the materials accompanying this news release. In addition, an explanation of the ways in which HP’s management uses these non-GAAP measures to evaluate its business, the substance behind HP’s decision to use these non-GAAP measures, the material limitations associated with the use of these non-GAAP measures, the manner in which HP’s management compensates for those limitations, and the substantive reasons why HP’s management believes that these non-GAAP measures provide useful information to investors is included under “Use of non-GAAP financial measures” after the tables below. This additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for revenue, operating profit, operating margin, net earnings, diluted net earnings per share, cash and cash equivalents, cash flow from operations, capital expenditures, or total company debt prepared in accordance with GAAP.

Forward-looking statements
This news release contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of HP may differ materially from those expressed or implied by such forward-looking statements and assumptions.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of revenue, margins, expenses, effective tax rates, net earnings, net earnings per share, cash flows, benefit plan funding, share repurchases, currency exchange rates or other financial items; any projections of the amount, timing or impact of cost savings or restructuring charges; any statements of the plans, strategies and objectives of management for future operations, including the previously announced separation transaction and the future performances of the post-separation companies if the separation is completed, as well as the execution of restructuring plans and any resulting cost savings or revenue or profitability improvements; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; any statements regarding pending investigations, claims or disputes; any statements of expectation or belief; and any statements or assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy, including the planned separation transaction; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers and the distribution of HP’s products and the delivery of HP’s services effectively; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the execution, timing and results of the separation transaction or restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of implementing the separation transaction and restructuring plans; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2014, and HP’s other filings with the Securities and Exchange Commission, including HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2015.

As in prior periods, the financial information set forth in this release, including tax-related items, reflects estimates based on information available at this time. While HP believes these estimates to be reasonable, these amounts could differ materially from reported amounts in HP’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2015. HP assumes no obligation and does not intend to update these forward-looking statements.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions, except per share amounts)

	Three months ended
	July 31, 2015	April 30, 2015	July 31, 2014

Net revenue	$25,349	$25,453	$27,585

Costs and expenses:
Cost of sales	19,317	19,345	20,974
Research and development	893	850	887
Selling, general and administrative	2,962	3,063	3,388
Amortization of intangible assets	242	221	227
Restructuring charges	25	255	649
Acquisition-related charges	47	19	2
Separation costs	401	269	-
Defined benefit plan settlement charges	114	-	-
Impairment of data center assets	136	-	-
Total costs and expenses	24,137	24,022	26,127

Earnings from operations	1,212	1,431	1,458

Interest and other, net	(108)	(139)	(145)

Earnings before taxes	1,104	1,292	1,313

Provision for taxes	(250)	(281)	(328)

Net earnings	$854	$1,011	$985

Net earnings per share:
Basic	$0.47	$0.56	$0.53
Diluted	$0.47	$0.55	$0.52

Cash dividends declared per share	$0.35	$-	$0.32

Weighted-average shares used to compute net earnings per share:
Basic	1,805	1,814	1,870
Diluted	1,828	1,836	1,899

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (Unaudited) (In millions, except per share amounts)

	Nine months ended July 31
	2015	2014

Net revenue	$77,641	$83,048

Costs and expenses:
Cost of sales	59,233	63,414
Research and development	2,568	2,571
Selling, general and administrative	9,096	9,989
Amortization of intangible assets	685	774
Restructuring charges	426	1,015
Acquisition-related charges	70	8
Separation costs	750	-
Defined benefit plan settlement charges	114	-
Impairment of data center assets	136	-
Total costs and expenses	73,078	77,771

Earnings from operations	4,563	5,277

Interest and other, net	(421)	(482)

Earnings before taxes	4,142	4,795

Provision for taxes	(911)	(1,112)

Net earnings	$3,231	$3,683

Net earnings per share:
Basic	$1.78	$1.95
Diluted	$1.75	$1.93

Cash dividends declared per share	$0.67	$0.61

Weighted-average shares used to compute net earnings per share:
Basic	1,817	1,889
Diluted	1,842	1,913

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND DILUTED NET EARNINGS PER SHARE
(Unaudited)
(In millions, except per share amounts)

	Three months ended July 31, 2015	Diluted net earnings per share	Three months ended April 30, 2015	Diluted net earnings per share	Three months ended July 31, 2014	Diluted net earnings per share

GAAP net earnings	$854	$0.47	$1,011	$0.55	$985	$0.52

Non-GAAP adjustments:
Amortization of intangible assets	242	0.13	221	0.12	227	0.12
Restructuring charges	25	0.01	255	0.14	649	0.34
Acquisition-related charges	47	0.03	19	0.01	2	-
Separation costs	401	0.22	269	0.15	-	-
Defined benefit plan settlement charges	114	0.06	-	-	-	-
Impairment of data center assets	136	0.07	-	-	-	-
Adjustments for taxes	(215)	(0.11)	(179)	(0.10)	(165)	(0.09)
Non-GAAP net earnings	$1,604	$0.88	$1,596	$0.87	$1,698	$0.89

GAAP earnings from operations	$1,212		$1,431		$1,458

Non-GAAP adjustments:
Amortization of intangible assets	242		221		227
Restructuring charges	25		255		649
Acquisition-related charges	47		19		2
Separation costs	401		269		-
Defined benefit plan settlement charges	114		-		-
Impairment of data center assets	136		-		-
Non-GAAP earnings from operations	$2,177		$2,195		$2,336

GAAP operating margin	5%		6%		5%
Non-GAAP adjustments	4%		3%		3%
Non-GAAP operating margin	9%		9%		8%

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
ADJUSTMENTS TO GAAP NET EARNINGS, EARNINGS FROM OPERATIONS,
OPERATING MARGIN AND DILUTED NET EARNINGS PER SHARE
(Unaudited)
(In millions, except per share amounts)

	Nine months ended July 31, 2015	Diluted net earnings per share	Nine months ended July 31, 2014	Diluted net earnings per share

GAAP net earnings	$3,231	$1.75	$3,683	$1.93

Non-GAAP adjustments:
Amortization of intangible assets	685	0.37	774	0.40
Restructuring charges	426	0.23	1,015	0.53
Acquisition-related charges	70	0.04	8	-
Separation costs	750	0.41	-	-
Defined benefit plan settlement charges	114	0.06	-	-
Impairment of data center assets	136	0.07	-	-
Adjustments for taxes	(507)	(0.27)	(349)	(0.18)
Non-GAAP net earnings	$4,905	$2.66	$5,131	$2.68

GAAP earnings from operations	$4,563		$5,277

Non-GAAP adjustments:
Amortization of intangible assets	685		774
Restructuring charges	426		1,015
Acquisition-related charges	70		8
Separation costs	750		-
Defined benefit plan settlement charges	114		-
Impairment of data center assets	136		-
Non-GAAP earnings from operations	$6,744		$7,074

GAAP operating margin	6%		6%
Non-GAAP adjustments	3%		3%
Non-GAAP operating margin	9%		9%

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (In millions)

	As of
	July 31, 2015	October 31, 2014
	(Unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$17,171	$15,133
Accounts receivable	12,753	13,832
Financing receivables	2,804	2,946
Inventory	6,700	6,415
Other current assets	12,570	11,819

Total current assets	51,998	50,145

Property, plant and equipment	11,028	11,340

Long-term financing receivables and other assets	8,733	8,454

Goodwill and intangible assets	35,274	33,267

Total assets	$107,033	$103,206

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$11,034	$3,486
Accounts payable	15,549	15,903
Employee compensation and benefits	3,348	4,209
Taxes on earnings	629	1,017
Deferred revenue	6,277	6,143
Other accrued liabilities	12,196	12,977

Total current liabilities	49,033	43,735

Long-term debt	14,468	16,039

Other liabilities	16,089	16,305

Stockholders' equity:
HP stockholders' equity	27,035	26,731
Non-controlling interests	408	396

Total stockholders' equity	27,443	27,127

Total liabilities and stockholders' equity	$107,033	$103,206

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS (Unaudited) (In millions)

	Three months ended July 31, 2015	Nine months ended July 31, 2015

Cash flows from operating activities:
Net earnings	$854	$3,231
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	1,023	3,054
Stock-based compensation expense	160	476
Provision for doubtful accounts and inventory	101	265
Restructuring charges	25	426
Deferred taxes on earnings	898	898
Excess tax benefit from stock-based compensation	(6)	(124)
Other, net	378	675

Changes in operating assets and liabilities (net of acquisitions):
Accounts receivable	(295)	1,199
Financing receivables	(53)	192
Inventory	(520)	(467)
Accounts payable	534	(358)
Taxes on earnings	(1,160)	(1,075)
Restructuring	(303)	(1,006)
Other assets and liabilities	37	(3,505)
Net cash provided by operating activities	1,673	3,881

Cash flows from investing activities:
Investment in property, plant and equipment	(916)	(2,642)
Proceeds from sale of property, plant and equipment	99	310
Purchases of available-for-sale securities and other investments	(72)	(180)
Maturities and sales of available-for-sale securities and other investments	123	246
Payments made in connection with business acquisitions, net of cash acquired	(2,478)	(2,617)
Proceeds from business divestitures, net	156	156
Net cash used in investing activities	(3,088)	(4,727)

Cash flows from financing activities:
Short-term borrowings with original maturities less than 90 days, net	775	2,633
Issuance of debt	4,406	5,993
Payment of debt	(747)	(2,642)
Settlement of cash flow hedge	(32)	(32)
Issuance of common stock under employee stock plans	80	303
Repurchase of common stock	(352)	(2,582)
Excess tax benefit from stock-based compensation	6	124
Cash dividends paid	(318)	(913)
Net cash provided by financing activities	3,818	2,884

Increase in cash and cash equivalents	2,403	2,038
Cash and cash equivalents at beginning of period	14,768	15,133
Cash and cash equivalents at end of period	$17,171	$17,171

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Three months ended
	July 31, 2015	April 30, 2015	July 31, 2014

Net revenue:(a)

Personal Systems	$7,491	$7,740	$8,649
Printing	5,108	5,453	5,590
Total Printing and Personal Systems Group	12,599	13,193	14,239
Enterprise Group	7,007	6,561	6,872
Enterprise Services	4,976	4,817	5,590
Software	900	892	959
HP Financial Services	806	805	855
Corporate Investments	4	2	3
Total segments	26,292	26,270	28,518
Elimination of intersegment net revenue and other	(943)	(817)	(933)

Total HP consolidated net revenue	$25,349	$25,453	$27,585

Earnings before taxes:(a)

Personal Systems	$222	$235	$346
Printing	910	996	1,026
Total Printing and Personal Systems Group	1,132	1,231	1,372
Enterprise Group	912	950	963
Enterprise Services	297	194	231
Software	185	160	203
HP Financial Services	87	85	79
Corporate Investments	(148)	(144)	(115)
Total segment earnings from operations	2,465	2,476	2,733

Corporate and unallocated costs and eliminations	(129)	(152)	(265)
Stock-based compensation expense	(159)	(129)	(132)
Amortization of intangible assets	(242)	(221)	(227)
Restructuring charges	(25)	(255)	(649)
Acquisition-related charges(b)	(47)	(19)	(2)
Separation costs	(401)	(269)	-
Defined benefit plan settlement charges	(114)	-	-
Impairment of data center assets	(136)	-	-
Interest and other, net	(108)	(139)	(145)

Total HP consolidated earnings before taxes	$1,104	$1,292	$1,313

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations, and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)	Acquisition-related charges in the current period include non-cash inventory fair value adjustment charges, as well as professional service and legal fees associated with the acquisition of Aruba Networks, Inc.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT INFORMATION (Unaudited) (In millions)

	Nine months ended July 31
	2015	2014

Net revenue:(a)

Personal Systems	$23,775	$25,355
Printing	16,104	17,239
Total Printing and Personal Systems Group	39,879	42,594
Enterprise Group	20,549	20,475
Enterprise Services	14,786	16,887
Software	2,663	2,846
HP Financial Services	2,414	2,592
Corporate Investments	22	297
Total segments	80,313	85,691
Elimination of intersegment net revenue and other	(2,672)	(2,643)

Total HP consolidated net revenue	$77,641	$83,048

Earnings before taxes:(a)

Personal Systems	$770	$915
Printing	2,973	3,145
Total Printing and Personal Systems Group	3,743	4,060
Enterprise Group	2,952	2,923
Enterprise Services	639	439
Software	502	534
HP Financial Services	262	279
Corporate Investments	(416)	(92)
Total segment earnings from operations	7,682	8,143

Corporate and unallocated costs and eliminations	(463)	(637)
Stock-based compensation expense	(475)	(432)
Amortization of intangible assets	(685)	(774)
Restructuring charges	(426)	(1,015)
Acquisition-related charges(b)	(70)	(8)
Separation costs	(750)	-
Defined benefit plan settlement charges	(114)	-
Impairment of data center assets	(136)	-
Interest and other, net	(421)	(482)

Total HP consolidated earnings before taxes	$4,142	$4,795

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations, and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)	Acquisition-related charges in the current period include non-cash inventory fair value adjustment charges, as well as professional service and legal fees associated with the acquisition of Aruba Networks, Inc.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT/BUSINESS UNIT INFORMATION (Unaudited) (In millions)

	Three months ended			Change (%)
	July 31, 2015	April 30, 2015	July 31, 2014	Q/Q	Y/Y

Net revenue:(a)

Printing and Personal Systems Group
Personal Systems
Notebooks	$3,993	$4,170	$4,359	(4%)	(8%)
Desktops	2,700	2,762	3,395	(2%)	(20%)
Workstations	507	513	579	(1%)	(12%)
Other	291	295	316	(1%)	(8%)
Total Personal Systems	7,491	7,740	8,649	(3%)	(13%)

Printing
Supplies	3,455	3,684	3,660	(6%)	(6%)
Commercial Hardware	1,250	1,304	1,401	(4%)	(11%)
Consumer Hardware	403	465	529	(13%)	(24%)
Total Printing	5,108	5,453	5,590	(6%)	(9%)
Total Printing and Personal Systems Group	12,599	13,193	14,239	(5%)	(12%)

Enterprise Group
Industry Standard Servers	3,335	3,138	3,097	6%	8%
Technology Services	1,881	1,932	2,074	(3%)	(9%)
Storage	784	740	796	6%	(2%)
Networking	823	556	672	48%	22%
Business Critical Systems	184	195	233	(6%)	(21%)
Total Enterprise Group	7,007	6,561	6,872	7%	2%

Enterprise Services
Infrastructure Technology Outsourcing	3,036	2,871	3,494	6%	(13%)
Application and Business Services	1,940	1,946	2,096	0%	(7%)
Total Enterprise Services	4,976	4,817	5,590	3%	(11%)

Software	900	892	959	1%	(6%)

HP Financial Services	806	805	855	0%	(6%)

Corporate Investments	4	2	3	100%	33%
Total segments	26,292	26,270	28,518	0%	(8%)

Elimination of intersegment net revenue and other	(943)	(817)	(933)	15%	1%

Total HP consolidated net revenue	$25,349	$25,453	$27,585	0%	(8%)

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT/BUSINESS UNIT INFORMATION (Unaudited) (In millions)

	Nine months ended July 31
	2015	2014

Net revenue:(a)

Printing and Personal Systems Group
Personal Systems
Notebooks	$12,887	$12,671
Desktops	8,411	10,012
Workstations	1,546	1,660
Other	931	1,012
Total Personal Systems	23,775	25,355

Printing
Supplies	10,740	11,321
Commercial Hardware	3,870	4,150
Consumer Hardware	1,494	1,768
Total Printing	16,104	17,239
Total Printing and Personal Systems Group	39,879	42,594

Enterprise Group
Industry Standard Servers	9,860	9,104
Technology Services	5,800	6,282
Storage	2,361	2,438
Networking	1,941	1,960
Business Critical Systems	587	691
Total Enterprise Group	20,549	20,475

Enterprise Services
Infrastructure Technology Outsourcing	9,039	10,592
Application and Business Services	5,747	6,295
Total Enterprise Services	14,786	16,887

Software	2,663	2,846

HP Financial Services	2,414	2,592

Corporate Investments	22	297
Total segments	80,313	85,691

Elimination of intersegment net revenue and other	(2,672)	(2,643)

Total HP consolidated net revenue	$77,641	$83,048

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of  third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES SEGMENT OPERATING MARGIN SUMMARY DATA (Unaudited)

	Three months ended	Change in Operating Margin (pts)
	July 31, 2015	Q/Q		Y/Y

Segment operating margin:(a)
Personal Systems	3.0%	0.0 pts		(1.0 pts	)
Printing	17.8%	(0.5 pts	)	(0.6 pts	)
Total Printing & Personal Systems Group	9.0%	(0.3 pts	)	(0.6 pts	)

Enterprise Group	13.0%	(1.5 pts	)	(1.0 pts	)
Enterprise Services	6.0%	2.0 pts		1.9 pts
Software	20.6%	2.7 pts		(0.6 pts	)
HP Financial Services	10.8%	0.2 pts		1.6 pts
Corporate Investments(b)	NM	NM		NM
Total segments	9.4%	0.0 pts		(0.2 pts	)

(a)
Effective at the beginning of its first quarter of fiscal 2015, HP implemented an organizational change to align its segment financial reporting more closely with its current business structure. This organizational change resulted in the transfer of third party multi-vendor support arrangements from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. HP reflected this change to its segment information in prior reporting periods on an as-if basis, which resulted in the removal of intersegment revenue from the Technology Services business unit within the Enterprise Group segment and the related corporate intersegment revenue eliminations, and the transfer of operating profit from the Technology Services business unit within the Enterprise Group segment to the Infrastructure Technology Outsourcing business unit within the Enterprise Services segment. This change had no impact on HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)	"NM" represents not meaningful.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CALCULATION OF DILUTED NET EARNINGS PER SHARE (Unaudited) (In millions, except per share amounts)

	Three months ended
	July 31, 2015	April 30, 2015	July 31, 2014

Numerator:
GAAP net earnings	$854	$1,011	$985
Non-GAAP net earnings	$1,604	$1,596	$1,698

Denominator:
Weighted-average shares outstanding during the reporting period	1,805	1,814	1,870
Dilutive effect of employee stock plans(a)	23	22	29
Weighted-average shares used to compute diluted net earnings per share	1,828	1,836	1,899

GAAP diluted net earnings per share	$0.47	$0.55	$0.52
Non-GAAP diluted net earnings per share	$0.88	$0.87	$0.89

(a)	Includes any dilutive effect of restricted stock units, restricted stock, stock options and performance-based restricted stock units.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES CALCULATION OF DILUTED NET EARNINGS PER SHARE (Unaudited) (In millions, except per share amounts)

	Nine months ended July 31
	2015	2014

Numerator:
GAAP net earnings	$3,231	$3,683
Non-GAAP net earnings	$4,905	$5,131

Denominator:
Weighted-average shares outstanding during the reporting period	1,817	1,889
Dilutive effect of employee stock plans(a)	25	24
Weighted-average shares used to compute diluted net earnings per share	1,842	1,913

GAAP diluted net earnings per share	$1.75	$1.93
Non-GAAP diluted net earnings per share	$2.66	$2.68

(a)	Includes any dilutive effect of restricted stock units, restricted stock, stock options and performance-based restricted stock units.

Use of non-GAAP financial measures
To supplement HP’s consolidated condensed financial statements presented on a GAAP basis, HP provides revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash. HP also provides forecasts of non-GAAP diluted net earnings per share.

These non-GAAP financial measures are not computed in accordance with, or as an alternative to, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to revenue on a constant currency basis is revenue.

The GAAP measure most directly comparable to non-GAAP operating profit is earnings from operations. The GAAP measure most directly comparable to non-GAAP earnings from operations is earnings from operations. The GAAP measure most directly comparable to non-GAAP operating margin is operating margin. The GAAP measure most directly comparable to non-GAAP net earnings is net earnings. The GAAP measure most directly comparable to non-GAAP diluted net earnings per share is diluted net earnings per share. The GAAP measure most directly comparable to gross cash is cash and cash equivalents. The GAAP measure most directly comparable to free cash flow is cash flow from operations. The GAAP measure most directly comparable to net capital expenditures is capital expenditures. The GAAP measure most directly comparable to net debt and operating company net debt is total company debt. The GAAP measure most directly comparable to each of net cash and operating company net cash is cash and cash equivalents. Reconciliations of each of these non-GAAP financial measures to GAAP information are included in the tables above or elsewhere in the materials accompanying this news release.

Use and economic substance of non-GAAP financial measures used by HP
Revenue on a constant currency basis assumes no change in the foreign exchange rate from the prior-year period. Non-GAAP operating profit and non-GAAP operating margin are defined to exclude the effects of any charges relating to the amortization of intangible assets, restructuring charges, charges relating to the separation transaction, acquisition-related charges, impairment of data center assets and defined benefit plan settlement charges. Non-GAAP net earnings and non-GAAP diluted net earnings per share consist of net earnings or diluted net earnings per share excluding those same charges. In addition, non-GAAP net earnings and non-GAAP diluted net earnings per share are adjusted by the amount of additional taxes or tax benefits associated with each non-GAAP item. HP’s management uses these non-GAAP financial measures for purposes of evaluating HP’s historical and prospective financial performance, as well as HP’s performance relative to its competitors. HP’s management also uses these non-GAAP measures to further its own understanding of HP’s segment operating performance. HP believes that excluding the items mentioned above from these non-GAAP financial measures allows HP’s management to better understand HP’s consolidated financial performance in relation to the operating results of HP’s segments, as HP’s management does not believe that the excluded items are reflective of ongoing operating results. More specifically, HP’s management excludes each of those items mentioned above for the following reasons:

•
HP incurs charges relating to the amortization of intangible assets. Those charges are included in HP’s GAAP earnings from operations, operating margin, net earnings and diluted net earnings per share. Such charges are significantly impacted by the timing and magnitude of HP’s acquisitions and any related impairment charges. Consequently, HP excludes these charges for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s operating performance in other periods.

•
Restructuring charges are costs associated with a formal restructuring plan and are primarily related to (i) employee termination costs and benefits and (ii) costs to vacate duplicative facilities. HP excludes these restructuring costs (and any reversals of charges recorded in prior periods) for purposes of calculating these non-GAAP measures because it believes that these historical costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of HP’s current operating performance or comparisons to HP’s operating performance in other periods.

•
Separation costs are expenses associated with HP’s plan to separate into two independent publicly-traded companies. The charges are primarily related to third-party consulting, contractor fees and other incremental costs incurred to complete the separation. HP excludes these separation costs for purposes of calculating these non-GAAP measures to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s operating performance in other periods.

•
HP incurs cost related to its acquisitions, most of which are treated as non-cash or non-capitalized expenses. The charges are direct expenses such as professional fees and retention costs, as well as non-cash adjustments to the fair value of certain acquired assets such as inventory. Because non-cash or non-capitalized acquisition-related expenses are inconsistent in amount and frequency and are significantly impacted by the timing and nature of HP’s acquisitions, HP believes that eliminating such expenses for purposes of calculating these non-GAAP measures facilitates a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s past operating performance.

•
HP incurs impairment charges related to its exit from certain data centers.  Such charges are inconsistent in amount and frequency. HP believes that eliminating these amounts for purposes of calculating non-GAAP operating profit facilitates a more meaningful evaluation of HP's current operating performance and comparisons to HP's operating performance in other periods.

•
HP incurs defined benefit settlement charges relating to U.S. HP pension plan. The charges are associated with the net settlement and remeasurement resulting from voluntary lump sum payments offered to certain terminated vested participants. HP excludes these charges for the purpose of calculating these non-GAAP measures to facilitate a more meaningful evaluation of HP’s current operating performance and comparisons to HP’s operating performance in other periods.

Gross cash is a non-GAAP measure that is defined as cash and cash equivalents plus short-term investments and certain long-term investments that may be liquidated within 90 days pursuant to the terms of existing put options or similar rights. Free cash flow is defined as cash flow from operations less net capital expenditures. Net capital expenditures is defined as investments in property, plant and equipment less proceeds from the sale of property, plant and equipment. HP’s management uses gross cash and free cash flow for the purpose of determining the amount of cash available for investment in HP’s businesses, funding acquisitions, repurchasing stock and other purposes. HP’s management also uses gross cash and free cash flow to evaluate HP’s historical and prospective liquidity. Because gross cash includes liquid assets that are not included in GAAP cash and cash equivalents, HP believes that gross cash provides a more accurate and complete assessment of HP’s liquidity. Because net capital expenditures includes proceeds from the sale of property, plant and equipment, HP believes that net capital expenditures provides a more accurate and complete assessment of HP’s liquidity. Because free cash flow includes the effect of net capital expenditures that are not reflected in GAAP cash flow from operations, HP believes that free cash flow provides a more accurate and complete assessment of HP’s liquidity and capital resources.

Total company net debt consists of total debt (including the effects of hedging) less gross cash, which includes cash and cash equivalents, short-term investments, and certain liquid long-term investments. Total company net cash consists of gross cash less total debt. HP Financial Services (HPFS) net debt consists of HPFS debt, which includes primarily intercompany equity that is treated as debt for segment reporting purposes, intercompany debt, and borrowing and funding related activity associated with HPFS and its subsidiaries, less HPFS cash. Total company net debt and total company net cash provide useful information to HP’s management about the state of HP’s consolidated condensed balance sheet. Operating company net debt is a non-GAAP measure that is defined as total company net debt less HPFS net debt. Operating company net cash is a non-GAAP measure that is defined as total company net cash less HPFS net debt. Operating company net debt and operating company net cash provide additional useful information to HP’s management about the state of HP’s consolidated condensed balance sheet by providing more transparency into the financial components of the operating company separate from HP’s financing business, which has different capital structure requirements and requires much greater leverage to run effectively.

Material limitations associated with use of non-GAAP financial measures
These non-GAAP financial measures have limitations as analytical tools, and these measures should not be considered in isolation or as a substitute for analysis of HP’s results as reported under GAAP. Some of the limitations in relying on these non-GAAP financial measures are:

• Items such as amortization of intangible assets, though not directly affecting HP’s cash position, represent the loss in value of intangible assets over time. The expense associated with this loss in value is not included in non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings or non-GAAP diluted net earnings per share, and therefore does not reflect the full economic effect of the loss in value of those intangible assets.

•
Items such as restructuring charges and separation costs that are excluded from non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings and non-GAAP diluted net earnings per share can have a material impact on the equivalent GAAP earnings measure and cash flows.

• HP may not be able to immediately liquidate the short-term and long-term investments included in gross cash, which may limit the usefulness of gross cash as a liquidity measure.
•
Other companies may calculate revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash differently than HP does, limiting the usefulness of those measures for comparative purposes.

Compensation for limitations associated with use of non-GAAP financial measures
HP compensates for the limitations on its use of non-GAAP financial measures by relying primarily on its GAAP results and using non-GAAP financial measures only supplementally. HP also provides robust and detailed reconciliations of each non-GAAP financial measure to its most directly comparable GAAP measure within this news release and in other written materials that include these non-GAAP financial measures, and HP encourages investors to review carefully those reconciliations.

Usefulness of non-GAAP financial measures to investors
HP believes that providing revenue on a constant currency basis, non-GAAP operating profit, non-GAAP operating margin, non-GAAP net earnings, non-GAAP diluted net earnings per share, gross cash, free cash flow, net capital expenditures, net debt, net cash, operating company net debt and operating company net cash to investors in addition to the related GAAP measures provides investors with greater transparency to the information used by HP’s management in its financial and operational decision making and allows investors to see HP’s results “through the eyes” of management. HP further believes that providing this information better enables HP’s investors to understand HP’s operating performance and to evaluate the efficacy of the methodology and information used by HP’s management to evaluate and measure such performance. Disclosure of these non-GAAP financial measures also facilitates comparisons of HP’s operating performance with the performance of other companies in HP’s industry that supplement their GAAP results with non-GAAP financial measures that may be calculated in a similar manner.

© 2015 Hewlett-Packard Development Company, L.P. The information contained herein is subject to change without notice. HP shall not be liable for technical or editorial errors or omissions contained herein.